312396 v.3 [6P1_03!.WPD]
      Exhibit 10.3
                           NOTE AND SECURITY AGREEMENT


$50,000                                                     September 28, 1999


      FOR VALUE RECEIVED, CDBEAT.COM, INC., a Delaware corporation (the "Borrower"), having an office at 444 Bedford Street, Suite 8S, Stamford, Connecticut 06901, hereby promises to pay to the order of CAKEWALK LLC (the "Lender"), at its principal executive office at 250 West 57th Street, New York, New York 10107, or at such other place as Lender may, from time to time, designate, the principal sum of $50,000 in lawful money of the United States due and payable as set forth below.


1. Interest. The unpaid principal amount of this Note, outstanding from time to time, shall bear interest at 10% per annum, commencing on the date hereof through the Maturity Date specified in Paragraph 2 below. Such interest shall accrue and be due and payable on the Maturity Date. Overdue principal and, to the extent permitted by law, overdue interest on this Note, shall bear interest, payable on demand, at 12% per annum. In no event shall the interest charged hereunder exceed the maximum permitted by applicable law.

2. Principal. Except as otherwise provided, no principal payments hereunder need be made until December 28, 1999 when the entire unpaid principal balance evidenced by this Note and all accrued interest thereon shall be due and payable (the "Maturity Date").

3. Prepayment. Borrower shall have the right to prepay this Note in whole or in part, from time to time, with all accrued interest to the date of prepayment on the amount being so prepaid, without premium or penalty.

4. Security Interest. (a) Borrower hereby grants to the Lender a continuing first priority security interest in and lien upon all of the following, whether now owned or hereafter acquired and wherever located (collectively, the "Collateral"):

(i) all accounts receivable, accounts, chattel paper, contract rights (including, without limitation, royalty agreements, license agreements and distribution agreements), documents, instruments, money, deposit accounts and general intangibles including, without limitation, returns, repossessions, books and records relating thereto, and equipment containing said books and records, all investment property including securities and securities entitlements;

(ii) all software, computer source codes and other computer programs (collectively, the "Software Products"), and all common law and statutory copyrights and copyright registrations, applications for registration, now existing or hereafter arising, in the United States of America and foreign, obtained or to be obtained on or in connection with the Software Products, or any parts thereof or any underlying or component elements of the Software Products together with the right to copyright and all rights to renew or extend such copyrights and the right (but not the obligation) of Lender to sue in its own name and/or in the name of the Borrower for past, present and future infringements of copyright;
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

(iii)  all  goods  including,   without  limitation,   equipment  and  inventory
(including, without limitation, all export inventory);

(iv)  all guarantees and other security therefor;

(v) all trademarks, service marks, trade names and service names and the goodwill associated therewith;

(vi) (a) all patents and patent applications filed in the United States Patent and Trademark Office or any similar office of any foreign jurisdiction, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed therein;

                        (b) licenses pertaining to any patent whether the Borrower is licensor or licensee;

                        (c) all income, royalties, damages, payments, accounts and accounts receivable now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof;

                        (d) the right (but not the obligation) to sue for past, present and future infringements thereof;

                        (e) all rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for;

                        (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part with any of the foregoing (all of the foregoing patents and applications and interests under patent license agreements, together with the items described in clauses (a) through (f) in this paragraph are sometimes herein individually and collectively referred to as the "Patents");

(vii) all products and proceeds including, without limitation, insurance proceeds, of any of the foregoing; and

(viii) any and all additions, improvements and accessions to the foregoing, all substitutions and replacements therefor and all products and proceeds thereof and proceeds of insurance thereon and all other records relating thereto;

all to secure performance and payment of (i) this Note, and (ii) all other obligations and indebtedness of Borrower to Lender of whatever kind and whenever or however created or incurred, whether absolute or contingent, matured or unmatured, direct or indirect (all of the foregoing being the "Secured Indebtedness"). The security interest granted herein shall continue in full force and effect until all of the Secured Indebtedness has been discharged.
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In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located: (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above; (b) All products and produce of any of the property described in this Collateral section; (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section; (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section; and (e) All records and data relating to any of the property described in this Collateral section whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of the Borrower's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

5. Covenants. For as long as any obligations pursuant to this Note remain outstanding, Borrower agrees as follows:

(a) Financial Reports. Borrower shall provide to the Lender the following financial information and reports, which information and reports shall be kept confidential by Lender:

(i) A monthly balance sheet of Borrower within ten (10) days after the end of each month, certified by its chief executive or chief financial officer;

(ii) quarterly financial statements of Borrower including a balance sheet and income statement within thirty (30) days after the end of each quarter certified by its chief executive or chief financial officer;

(iii) written advice as to any occurrence of the following within ten (10) days of each such event, such notice to include reasonable detail with respect thereto: (A) the occurrence of any Event of Default specified in Paragraph 7 hereof; (B) any event which affects the value of the Collateral, the ability of Borrower or Lender to dispose of the Collateral, or the rights and remedies of Lender in relation thereto including, without limitation, the levy of any legal process against the Collateral and a casualty loss with respect to the Collateral of significant value; (C) the institution or threatened commencement of any action or proceeding against the Borrower involving amounts equal to or greater than $25,000 individually or in the aggregate; and (D) any other event which, in the reasonable judgement of management of Borrower, could have a material adverse effect on Borrower or its business, operations or the Collateral; and

(iv) such other information as Lender may reasonably request.

(b) Liens. Borrower shall not, without the prior written consent of Lender, create, incur, assume or suffer to exist (collectively, "incur") any mortgage, pledge, security interest, assignment, lien (statutory or other), claim, encumbrance, license or sublicense or security interest (collectively, "Lien") in or upon any of the Collateral, except for:
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

(i) Liens for taxes, assessments or similar charges incurred in the ordinary course of business that are not yet due and payable;

(ii) pledges or deposits made in the ordinary course of business to secure payment of worker's compensation such as participating in any funding in connection with worker's compensation, unemployment insurance, old age, pension or other social security programs; or

(iii) Liens of mechanics, material men, warehouse men, carriers or other like Liens securing obligations incurred in the ordinary course of business;

(c) Indebtedness. Except for secured indebtedness incurred to financial institutions on the date hereof described on Exhibit A annexed hereto (the "Permitted Financing"), Borrower shall not, without the prior written consent of Lender, incur any liability in respect of borrowed moneys in excess of $50,000.

(d) Name and Address. Borrower will not change its principal address, or any other place of business, or the location of any Collateral (including the location of its business records), or make any change in the Borrower's name or conduct the Borrower's business operations under any fictitious business name or trade name, without, in any such case, at least thirty (30) days' prior written notice to the Lender.

(e) Maintenance of Collateral. Borrower will maintain the Collateral in good operating condition and repair. Borrower shall defend the Collateral against all claims and demands of all persons or entities at any time claiming the same or any interest therein. In addition, Borrower shall not amend, modify or supplement, or waive any condition or provision of the License without Lender's prior written consent.

(f) Sale or Disposition. Borrower will not sell, contract for sale or otherwise dispose of any of the Collateral or any interest therein, other than in the ordinary course of business.

(g) Taxes. Borrower will pay promptly when due all taxes and assessments on the Collateral or for its use or operation, except for taxes and assessments which are being contested in good faith. The Lender may at its option discharge any taxes or Liens to which any Collateral is at any time subject, and may, upon the failure of the Borrower so to do, purchase insurance on any Collateral and pay such amounts as may be reasonably necessary for the repair, maintenance or preservation thereof, and the Borrower agrees to reimburse the Lender on demand for any payments or expenses incurred by the Lender pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Secured Indebtedness for all purposes hereof.

(h) Further Assurances. Borrower will promptly execute and deliver to the Lender such financing statements, certificates, notices and other documents or instruments as may be necessary to enable the Lender to perfect or from time to time perfect, renew or continue the security interest granted herein, including, without limitation, such financing statements, certificates and other documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by the Borrower or in any replacements or proceeds thereof. Borrower hereby authorizes Lender to take all action (including, without limitation, the filing of any Uniform Commercial Code Financing Statements or amendments thereto without the signature of Borrower or the notification of any account debtor or payor) that Lender may deem necessary or desirable to perfect or otherwise protect the security interest described hereunder and to obtain the benefits of this Note.
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

6. Representations and Warranties. The Borrower hereby represents and warrants as follows, which representations and warranties shall continue to be true while any obligations pursuant to this Note remain outstanding:

(a) Status. It is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets. It is duly qualified and in good standing in each jurisdiction in which the character or location of its properties or nature of its business makes such qualification necessary.

(b) Authority. It has full power and authority to execute and deliver this Note and to grant the security interest granted herein, and the execution and delivery by the Borrower of this Note, and the performance if its obligations hereunder, have been duly authorized by all necessary corporate or other action. This Note is the legal, valid and binding obligation of Borrower enforceable against it in accordance with the terms hereof.

(c) No Conflict. It is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it or any of its assets may be bound. The execution and delivery of this Note and compliance with the provisions hereof shall not violate any provision of law applicable to Borrower nor shall the same conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the certificate of incorporation or by-laws of Borrower, or result in the breach of, constitute any default under, or conflict with the terms of any indenture, mortgage, agreement or other instrument to which it is party or by which it or any of its assets may be bound, or result in the creation or imposition of any Lien upon any of its assets, other than for the security interest granted hereunder.

(d) Consents. Except as may be required by applicable securities laws, no consent, approval, order, authorization of, or registration, qualification or filing with, any governmental authority or any other party is required on the part of Borrower in connection with the execution and delivery of this Note, the granting of the security interest granted herein, and the performance and consummation of the transactions contemplated hereby, other than (i) such consents that have been obtained and (ii) the filing of any financing statement that is required to perfect Lender's security interest.

(e) Litigation. There are no suits, proceedings or investigations pending or, to its knowledge, threatened against it which questions the validity of this Note or which, individually or in the aggregate, if determined adversely, at have a material adverse effect on it, its business, operation or assets.

(f) Title. It is the sole owner of, and has good title to, the Collateral, free and clear of any Lien, except for the security interest granted hereby, Liens of contractors and material men, and the Liens created by the Permitted Financing. There is no financing statement or similar filing now on file in any public office covering any part of the Collateral except for those financing statements filed in connection with the Permitted Financing.
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

(g) Locations. The chief executive office of Borrower is located at the address first set forth above. All inventory and equipment held on the date hereof by Borrower is located in Brossard, Quebec.

7. Default - Each of the following shall constitute an event of default (an "Event of Default") hereunder:

(a) the Borrower's committing an act of bankruptcy, making an assignment for the benefit of creditors or making or sending a notice of intended bulk transfer, or if a meeting of creditors is convened or a committee of creditors is appointed for, or any petition or proceeding for any relief under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute now or hereinafter in effect (whether at law or in equity) is filed or commenced by or against Borrower or any of its properties or the appointment of a receiver or trustee for Borrower or any of its properties;

(b) any merger, consolidation or other business combination involving the Borrower or the sale of all or substantially all of the assets of Borrower, other than a merger, consolidation or business combination between the Lender and the Borrower;

(c) the issuance of a levy or execution, or the seizure, attachment or garnishment, or the entry of judgment on or against Borrower or any of its properties which, individually or in the aggregate, exceeds $50,000 and which shall not be released, satisfied of record or bonded within thirty (30) days thereafter;

(d) the failure to pay the principal amount of this Note when due (whether at maturity, by reason of acceleration or otherwise);

(e) the occurrence of a default of any kind or the breach of any covenant under this Note (other than the payment of the interest payments required hereunder) or any present or future document, instrument or agreement between the Borrower and the Lender;

(f) should any representation or warranty made by Borrower in this Note or any other present or future document, instrument or agreement between Borrower and the Lender prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made; or

(g) the default in payment of principal of or interest on any other indebtedness for borrowed money owed by Borrower or default in the performance or observance of the terms of any instrument pursuant to which such indebtedness was created or secured, the effect of which default is to cause or permit any holder of any such indebtedness to cause the same to become due prior to its stated maturity (and whether or not such default is waived by the holder thereof).

8. Rights and Remedies (a) Upon the occurrence of any Event of Default, such default not having previously been remedied or waived, the Lender shall have the following rights and remedies:

(i) The right, at its option, by written notice to the Borrower, to declare the entire unpaid balance of this Note to be immediately due and payable and thereupon such amount together with all costs, fees and expenses incurred in

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connection herewith,  shall be immediately due and payable,  except that upon an occurrence of an Event of Default provided for in paragraph 7 (a) hereof, no declaration or notice shall be required.

(ii) All rights and remedies provided by law, including, without limitation, those provided by the Uniform Commercial Code as in effect in the State of New York from time to time (the "UCC").

(iii) The right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated, without notice, and remove the same therefrom. The Lender may require the Borrower to make the Collateral (to the extent the same is moveable) available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender will give the Borrower at least ten (10) days' prior written notice at the address of the Borrower set forth above (or at such other address or addresses as the Borrower shall specify in writing to the Lender) of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the UCC) that reasonable notification be given of the time and place of such sale or other disposition. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and attorneys' fees, expenses and disbursements) and all other charges against the Collateral, the remaining proceeds of any such sale or disposition shall be applied to the payment of the Secured Indebtedness in such order of priority as the Lender shall determine and any surplus shall be returned to the Borrower or to any person or party lawfully entitled thereto. In the event the proceeds of any sale, lease or other disposition of the Collateral hereunder are insufficient to pay all of the Secured Indebtedness in full, the Borrower will be liable for the deficiency, together with interest thereon at the highest rate of interest provided in this Note, and the costs and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, attorneys' fees, expenses and disbursements.

(b) All rights and remedies available to the Lender pursuant to the provisions of this Note, applicable law and otherwise are cumulative, not exclusive, and are enforceable alternatively, successively and/or concurrently by Lender.

9. Waivers. Borrower waives demand, presentment, protest and notice of any kind and consents to the extension of time of payments, the release, surrender or substitution of any and all security or guarantees for the obligations evidenced hereby or other indulgence with respect to this Note, all without notice.

10. Governing Law. This Note shall be shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its rules on conflicts of laws.

11. Notices, Etc. All notices and other communications provided for under this Note shall be in writing (including facsimile transmissions) and mailed, transmitted or delivered, if to Borrower, at Borrower's address indicated in

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Lender's records as of the date of such notice, and if to Lender, at its address specified above or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this paragraph. Except as otherwise provided in this Note, all such notices and communications shall be effective when delivered, on the date telecopied or deposited in the mails addressed as aforesaid, except that notices to Lender shall not be effective until received by Lender.

12. No Waiver. No failure or delay on the part of Lender in exercising any right, power, or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise. 13. Costs and Expenses. Upon an Event of Default, Borrower shall reimburse Lender for all costs and expenses incurred by Lender and shall pay the reasonable fees and disbursements of counsel to Lender in connection with the preparation, negotiation, execution and delivery of this Note and the enforcement of Lender's rights hereunder. Borrower shall also pay any and all taxes (other than taxes on or measured by net income of the holder of this Note), recording fees, filing charges, search fees and similar items incurred or payable in connection with the execution and delivery of this Note. At the election of Lender, any payment received from Borrower hereunder shall be applied by Lender first in the payment of all fees, charges, costs and expenses, then to accrued and unpaid interest and then to principal.

14. Indemnification. Borrower shall indemnify, defend and save Lender harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by Lender arising out of or in any manner occasioned by the ownership, collection, possession, use or operation of any collateral held by Lender belonging to Borrower or any failure by Borrower to perform any of its obligations hereunder; excluding, however, from said indemnity all such claims, liabilities, losses, costs and expenses arising directly out of the intentional misconduct or active gross negligence of Lender. This indemnity shall survive the expiration and termination of the Note.

15. Further Assurances. Borrower agrees to do such further acts and to execute and deliver to Lender such additional agreements, instruments and documents as Lender may reasonably require or deem advisable to effectuate the purposes of this Note, or to confirm to Lender its rights, powers and remedies under this Note.

16. Amendments. No amendment, modification, or waiver of any provision of this Note nor consent to any departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

17. Successors and Assigns. This Note shall be binding upon Borrower and its heirs, legal representatives, successors and assigns and the terms hereof shall inure to the benefit of Lender and its successors and assigns, including subsequent holders hereof.
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18.  Severability.  The  provisions  of  this  Note  are  severable,  and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

19. Entire Agreement. This Note sets forth the entire agreement of Borrower and Lender with respect to this Note and may be modified only by a written instrument executed by Borrower and Lender.

20. Headings. The headings herein are for convenience only and shall not limit or define the meaning of the provisions of this Note.

21. Jurisdiction; Service of Process. Borrower agrees that in any action or proceeding brought on or in connection with this Note (i) the Supreme Court of the State of New York for the County of New York, or (in a case involving diversity of citizenship) the United States District Court of the Southern District of New York, shall have jurisdiction of any such action or proceeding,
(ii) service of any summons and complaint or other process in any such action or proceeding may be made by Lender upon Borrower by registered or certified mail directed to Borrower at its address referenced in paragraph 11 above, Borrower is hereby waiving, personal service thereof, and (iii) within thirty (30) days after receipt of such mailing Borrower shall appear or answer to any summons and complaint or other process, and should Borrower fail to appear to answer within said thirty (30) day period, it shall be deemed in default and judgment may be entered by Lender against Borrower for the amount as demanded in any summons or complaint or other process so served.

22. WAIVER OF THE RIGHT TO TRIAL BY JURY. BORROWER AND, BY ITS ACCEPTANCE HEREOF, LENDER, HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, IN ANY MANNER CONNECTED WITH THIS NOTE OR ANY TRANSACTIONS HEREUNDER. NO OFFICER OF LENDER HAS AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.


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



            IN WITNESS WHEREOF, Borrower has executed this Note and Security Agreement as of the date first set forth above.


                                          CDBEAT.COM, INC.


                                          By: /s/ Joel Arberman
                                               Name: Joel Arberman
                                               Title: President and CEO


ACCEPTED AND AGREED:
   As of the date first
   written above.

CAKEWALK, LLC


By: /s/ Robert Miller
   Name: Robert Miller
   Title: President

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